Exhibit 10.13(c)

[Execution Copy]

WireCo WorldGroup Inc.

$150,000,000

9.5% Senior Notes due 2017

Purchase Agreement

June 7, 2011

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

        As representatives of the several Purchasers

        named in Schedule I hereto,

c/o Goldman, Sachs & Co.

200 West Street

New York, New York 10282-2198

Ladies and Gentlemen:

WireCo WorldGroup Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”) an aggregate of $150,000,000 principal amount of the 9.5% Senior Notes due 2017 (the “Securities”).

1.	The Company and each of the guarantors (each a “Guarantor,” and collectively, the “Guarantors”) represents and warrants to, and agrees with, each of the Purchasers that:

(a)	A preliminary offering circular, dated June 6, 2011 (the “Preliminary Offering Circular”) and an offering circular, dated June 7, 2011 (the “Offering Circular”), have been prepared in connection with the offering of the Securities. The Preliminary Offering Circular, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(b)), is hereinafter referred to as the “Pricing Circular.” The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto approved in writing by the Company did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company and the Guarantors by a Purchaser expressly for use therein;

(b)

For the purposes of this Agreement, the “Applicable Time” is 4:00 p.m. (Eastern time) on the date of this Agreement; the Pricing Circular as supplemented by the information set forth in Schedule III hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and as of the Applicable Time each Company Supplemental Disclosure Document (as defined in Section 6(a)(ii)), if any, listed on Schedule II(a) hereto does not conflict with the information contained in the Pricing Circular or the Offering Circular and each such Company Supplemental Disclosure Document, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in a Company Supplemental Disclosure Document in reliance upon and in conformity with information furnished in writing to the Company or the Guarantors by a Purchaser expressly for use therein;

(c)	Except as would not reasonably be expected to result in a Material Adverse Effect (as defined below), (i) neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Circular; and, (ii) since the respective dates as of which information is given in the Pricing Circular, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Circular;

(d)	The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the title insurance policies for such properties or in the Pricing Circular or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(e)	Each of the Company and the Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or in good standing in any such jurisdiction; and each subsidiary of the Company and of each of the Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, except where the failure to be so qualified would not reasonably be expected to result in a material adverse effect on the business, properties, financial condition or results of operations of the Company or the Guarantors or any of the respective subsidiaries, taken as a whole (any such circumstances or event, a “Material Adverse Effect”);

2

(f)	The Company has an authorized capitalization as set forth in the Pricing Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each wholly owned subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (unless otherwise set forth in the Pricing Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(g)	The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company and of each of the Guarantors entitled to the benefits provided by the Indenture dated as of May 19, 2010 (The “Indenture”) by and among the Company, the guarantors and U.S. Bank National Association, as trustee (the “Trustee”), under which they are to be issued, which will be substantially in the form previously delivered to Goldman, Sachs & Co. and Deutsche Bank Securities Inc. (or collectively, “you”); the Indenture, when executed and delivered by the Company, each of the Guarantors and the Trustee, will be duly authorized and constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Pricing Disclosure Package and the Offering Circular;

(h)	The Exchange and Registration Rights Agreement to be dated as of June 10, 2011 (the “Registration Rights Agreement”), among the Company, the Guarantors and the representatives of the Purchasers, which will be substantially in the form previously delivered to you, as of the Time of Delivery (as defined herein), will have been duly authorized and executed and delivered by the Company and each of the Guarantors, and will constitute a valid and legally binding instrument enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Registration Rights Agreement will conform to the descriptions thereof in the Pricing Disclosure Package and the Offering Circular;

(i)	None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

(j)	Prior to the date hereof, neither the Company nor any of its affiliates, including each of the Guarantors, has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

(k)

The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other

3

agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, except for the filing of a registration statement by the Company with the Securities and Exchange Commission (the “Commission”), pursuant to the United States Securities Act of 1933, as amended (the “Act”) pursuant to the Registration Rights Agreement, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers, except, with respect to any of the foregoing (other than the violation of the provisions of the Certificate of Incorporation or By-laws of the Company), as would not reasonably be expected to result in a Material Adverse Effect or as would not have a material adverse effect on the ability of each of the Company and the Guarantors to perform its obligations under this Agreement;

(l)	Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or, except as would not reasonably be expected to result in a Material Adverse Effect, is in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(m)	The statements set forth in the Pricing Circular and the Offering Circular under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Securities, are accurate, complete and fair;

(n)	Other than as set forth in the Pricing Circular, there are no legal or governmental proceedings pending to which the Company, any of its subsidiaries or any of the Guarantors is a party or of which any property of the Company, any of its subsidiaries or any of the Guarantors is the subject which, individually or in the aggregate, is reasonably expected to result in a Material Adverse Effect or as would not have a material adverse effect on the ability of each of the Company and the Guarantors to perform its obligations under this Agreement; and, to the best of the knowledge of the Company and each of the Guarantors, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(o)	When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

(p)	The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”);

4

(q)	Neither the Company nor any of the Guarantors, nor any person acting on behalf of the Company or any of the Guarantors, has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Company and any affiliate of the Company, including each of the Guarantors, and any person acting on its or their behalf has complied with and will implement the “offering restriction” within the meaning of such Rule 902;

(r)	Within the preceding six months, neither the Company nor the Guarantors, nor any other person acting on behalf of either the Company or the Guarantors, has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company and each of the Guarantors will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company or any Guarantor, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

(s)	The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in material conformity with generally accepted accounting principles (“GAAP”); and (iii) access to assets is permitted only in accordance with management’s general or specific authorization;

(t)	Since the date of the latest audited financial statements included in the Pricing Circular, there has been no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting;

(u)	The Company maintains disclosure controls and procedures that have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(v)	(i) KPMG LLP, which has audited certain financial statements of the Company and (ii) KPMG & Associados, SROC, S.A., which has audited certain financial statements of WireCo WorldGroup Portugal Holdings, SGPS, S.A. (formerly known as Luis Oliveira Sa, SGPS, S.A.), a Portuguese corporation and affiliate of the Company, and its subsidiaries (“Oliveira”), are independent registered public accounting firms as required by the Act and the rules and regulations of the Commission thereunder;

5

(w)	Other than as set forth in the Pricing Circular and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (i) neither the Company nor any of its subsidiaries is, to the Company’s knowledge, or has been, in violation of any U.S. federal, state, local or foreign law (including common law), regulation, rule, requirement, decision or order relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), natural resources, or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of, or exposure to, Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, without limitation, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law, (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any of its subsidiaries has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”) pending or, to the knowledge of the Company or any of the Guarantors, threatened in writing against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law and (iii) to the knowledge of the Company or any of the Guarantors, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that would be reasonably expected to result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law;

(x)	Except as would not reasonably be expected to result in a Material Adverse Effect, the Company and each of its subsidiaries, and each of the Guarantors, own or possess sufficient intellectual property and proprietary rights, including, without limitation, trademarks, service marks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and all other similar rights (collectively, the “Intellectual Property Rights”) reasonably necessary to conduct their business as now conducted and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries, nor any of the Guarantors, has received any notice of infringements or conflict with asserted Intellectual Property Rights which would reasonably be expected to result in a Material Adverse Effect;

6

(y)	Except as would not, individually or in the aggregate, result in a Material Adverse Effect: (i) the Company and each of its subsidiaries, and each of the Guarantors, have filed all U.S. federal, state and foreign income and franchise tax returns required to be filed by any of them or have properly requested extensions thereof, and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except, in each case, with respect to matter for which adequate accruals or reserves have been established, in accordance with GAAP or matters that are being contested in good faith and by appropriate proceedings; and (ii) the Company has made adequate charges, accruals and reserves, in accordance with GAAP, in its consolidated financial statements contained in the Offering Circular in respect of all U.S. federal, state and foreign income and franchise taxes for all periods as to which the tax liabilities of the Company or any of its subsidiaries, and of each of the Guarantors, has not been finally determined;

(z)	No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s and each Guarantor’s knowledge, is threatened;

(aa)	Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or other representative acting on behalf of the Company or any of its subsidiaries, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any government official or employee to influence official action or secure an improper advantage that would constitute a violation of the Foreign Corrupt Practices Act of 1977;

(bb)	The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened; and

(cc)	Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”). The Company will not directly or indirectly use the proceeds of the offering contemplated hereby, or lend, contribute or otherwise make available such proceeds to any person currently subject to any U.S. sanctions administered by OFAC.

2.	Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 102.5% of the principal amount thereof, plus accrued interest, if any, from May 15, 2011, and additional interest, if any, from May 20, 2011 and to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto.

7

3.	Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company and each of the Guarantors that:

(a)	It will offer and sell the Securities only to (i) persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A, (ii) institutions which it reasonably believes are “accredited investors” (“Institutional Accredited Investors”) within the meaning of Rule 501 under the Act or (iii) upon the terms and conditions set forth in Annex I to this Agreement;

(b)	It is an Institutional Accredited Investor; and

(c)	It has not offered or sold, and will not offer or sell, the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

4.	(a)	The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of Wachtell, Lipton, Rosen & Katz, 51 W. 52nd Street, New York, New York 10019 (the “Closing Location”). The time and date of such delivery and payment shall be 9:30 a.m., Eastern time, on June 10, 2011 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the “Time of Delivery.”

(b)	The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto including a cross-receipt for the Securities and those documents required to be delivered pursuant to Section 8 hereof, will be delivered at such time and date at the Closing Location, and the Securities will be delivered at DTC or its designated custodian, all at the Time of Delivery. A meeting will be held at the Closing Location at 5:00 p.m., Eastern time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.	The Company and each of the Guarantors agrees with each of the Purchasers:

(a)	To prepare the Offering Circular in a form reasonably approved by counsel to the Purchasers; to make no amendment or any supplement to the Offering Circular which shall be reasonably disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof as reasonably requested;

8

(b)	Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith none of the Company or the Guarantors shall be required to qualify as a foreign corporation or to file a general consent to service of process or become subject to taxation in any jurisdiction in which it is not otherwise so subject;

(c)	To furnish the Purchasers with written and electronic copies of the Offering Circular in such quantities as you may from time to time reasonably request, and if, at any time prior to the earlier of the expiration of nine months after the date of the Offering Circular and the date that all the Securities have been resold by the Purchasers, any event shall have occurred as a result of which (in the reasonable judgment of counsel to the Company and counsel to the Purchasers) the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission;

(d)	During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Securities without the prior written consent of Goldman, Sachs & Co.;

(e)	Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f)	At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(g)	During the period of two years after the Time of Delivery, the Company and the Guarantors will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Securities Act) that it controls to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them; and

(h)	To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Circular under the caption “Use of Proceeds.”

6.	(a) Each of the Company and the Guarantors represents and agrees that, without the prior consent of Goldman, Sachs & Co., it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act (any such offer is hereinafter referred to as a “Company Supplemental Disclosure Document”);

9

(b) Each Purchaser represents and agrees that, without the prior consent of the Company and Goldman, Sachs & Co., other than one or more term sheets relating to the Securities containing customary information consistent with the information in the Offering Circular and conveyed to purchasers of securities, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute a “free writing prospectus,” as defined in Rule 405 under the Act (any such offer (other than any such term sheets), is hereinafter referred to as a “Purchaser Supplemental Disclosure Document”); and

(c) Any Company Supplemental Disclosure Document or Purchaser Supplemental Disclosure Document the use of which has been consented to by the Company and Goldman, Sachs & Co. is listed on Schedule II(a) hereto.

7.	The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing, reproduction and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, the Registration Rights Agreement, the Blue Sky Circular, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

8.	The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties of the Company and of each of the Guarantors herein are, at and as of the Time of Delivery, true and correct in all material respects (unless already qualified by materiality, in which case such representation or warranty shall be true and correct in all respects), the condition that the Company and each of the Guarantors shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)	Latham & Watkins LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

10

(b)	Wachtell, Lipton, Rosen & Katz, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, substantially in the form set forth in Annex II;

(c)	Each of the local counsel for the Company in the respective jurisdictions listed on Annex III hereto shall have furnished you their written opinion, dated the Time of Delivery, substantially in the forms set forth in Attachment A to this Agreement;

(d)	On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, KPMG LLP shall have furnished to you a letter, dated the respective dates of delivery thereof, substantially in the form set forth in Annex IV and Annex V, respectively, hereto;

(e)	On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, KPMG & Associados, SROC, S.A. shall have furnished to you a letter, dated the respective date of delivery thereof, substantially in the form set forth in Annex VI hereto;

(f)	(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Circular, and (ii) since the respective dates as of which information is given in the Pricing Circular, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Circular, the effect of which, in any such case described in clause (i) or (ii), is, or would be expected to become, in your reasonable judgment, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

(g)	On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Securities;

(h)	On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (iv) the occurrence of any other calamity or crisis, if the effect of any such event is, in your reasonable judgment, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

11

(i)	The Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and of each of the Guarantors; and

(j)	The Company and each of the Guarantors shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and of each of the Guarantors satisfactory to you as to the accuracy in all material respects (unless already qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) of the representations and warranties of the Company and each of the Guarantors herein at and as of such Time of Delivery, as to the performance by each of the Company and the Guarantors of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to the matters set forth in subsection (e) of this Section.

9.	(a)	The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Pricing Circular, the Offering Circular, or any amendment or supplement thereto, any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular, the Pricing Circular, the Offering Circular or any such amendment or supplement, or any Company Supplemental Disclosure Document, in reliance upon and in conformity with written information furnished to the Company or to the Guarantors by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

(b)	Each Purchaser will, severally and not jointly, indemnify and hold harmless the Company and each of the Guarantors against any losses, claims, damages or liabilities to which the Company or any of the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Pricing Circular, the Offering Circular, or any amendment or supplement thereto, or any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular, the Pricing Circular, the Offering Circular or any such amendment or supplement, or any Company Supplemental Disclosure Document in reliance upon and in conformity with written information furnished to the Company or to any of the Guarantors by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each of the Guarantors for any legal or other expenses reasonably incurred by the Company or any of the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred.

12

(c)	Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)

If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and by each of the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of each of the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and by each of the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular . The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by

13

the Company on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)	The obligations of the Company under this Section 9 shall be in addition to any liability which the Company and each of the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to any affiliate of each Purchaser and each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 9 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and of each of the Guarantors and to each person, if any, who controls the Company and each of the Guarantors within the meaning of the Act.

10.	(a)	If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of

14

Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

(c)	If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

11.	The respective indemnities, agreements, representations, warranties and other statements of the Company, the several Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company or any of the Guarantors, or any officer or director or controlling person of the Company or any of the Guarantors, and shall survive delivery of and payment for the Securities.

12.	If this Agreement shall be terminated pursuant to Section 10 hereof, the Company and each of the Guarantors shall not then be under any liability to any Purchaser except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company and each of the Guarantors will reimburse the Purchasers through you for all expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company and each of the Guarantors shall then be under no further liability to any Purchaser except as provided in Sections 7 and 9 hereof.

13.	In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

14.

All statements, requests, notices and agreements hereunder shall be in writing, and (i) if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Co., 200 West Street, New York, New York 10282-2198, Attention: Registration Department, and to Deutsche Bank Securities Inc. at (212) 250-6801 (if via facsimile) or to 60 Wall Street, 4th Floor, New York, New York 10005, Attention: Syndicate Manager (if via mail), and (ii) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15.	In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the initial purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the initial purchasers to properly identify their respective clients.

15

16.	This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company, the Guarantors and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and the Guarantors, and each person who controls the Company or any Guarantor or Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

17.	Time shall be of the essence of this Agreement.

18.	Each of the Company and the Guarantors acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of the Company or any of the Guarantors, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Company or any of the Guarantors with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising the Company on other matters) or any other obligation to the Company or any of the Guarantors except the obligations expressly set forth in this Agreement and (iv) each of the Company and the Guarantors has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Guarantors agrees that it will not claim that the Purchaser, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any of the Guarantors, in connection with such transaction or the process leading thereto.

19.	This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the Purchasers, or any of them, with respect to the subject matter hereof.

20.	THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. Each of the Company and the Guarantors and the Purchasers agrees that any suit or proceeding arising in respect of this agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and the Guarantors and the Purchasers agree to submit to the jurisdiction of, and to venue in, such courts.

21.	Each of the Company, the Guarantors and the Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

22.	This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

16

23.	Notwithstanding anything herein to the contrary, the Company (and the Company’s employees, representatives, and other agents) and each of the Guarantors (and each of the Guarantors’ employees, representatives, and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and to any of the Guarantors relating to that treatment and structure, without the Purchasers’ imposing any limitation of any kind. For this purpose, “tax treatment” means U.S. federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us five (5) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Company and each of the Guarantors. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

17

Very truly yours,

WIRECO WORLDGROUP INC.

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: President

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WIRECO WORLDGROUP (CAYMAN) INC.

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Director

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WIRECO WORLDGROUP LIMITED

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Director

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WRCA DISTRIBUTOR (CAYMAN) LTD.

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Director

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WIRECO WORLDGROUP SALES (CAYMAN) LTD.

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Director

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WRCA (LUXEMBOURG) HOLDINGS S.à r.l.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Class A Manager

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WRCA (LUXEMBOURG) S.à r.l.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Class A Manager

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WRCA FINANCE (LUXEMBOURG) S.à r.l.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Class A Manager

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WRCA CANADIAN HOLDINGS (LUXEMBOURG) S.à r.l.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Class A Manager

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

CASAR DRAHTSEILWERK SAAR GmbH

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Managing Director

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

PHILLYSTRAN EUROPE B.V.

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: President of WireCo WorldGroup Inc., its Director

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WRCA US HOLDINGS INC.

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: President

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

1295728 ALBERTA ULC

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Director

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WIRELINE WORKS PARTNERSHIP

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Director of 1295728 Alberta ULC, its duly authorized partner

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WRCA, LLC

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: President of WireCo WorldGroup Inc., its Managing Member

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WRCA PORTUGAL SOCIEDAD - UNIPESSOAL LDA

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Manager

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

WIRECO WORLDGROUP PORTUGAL HOLDINGS SGPS, S.A. (FORMERLY KNOWN AS LUIS OLIVEIRA SA SGPS, S.A.)

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Chairman of the Board

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

MANUEL RODRIGUES DE OLIVEIRA SA & FILHOS, S.A.

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Chairman

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

CABOS & LINGAS SOCIEDADE PORTUGUESA DE COMERCIO, LIMITATA

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Chairman

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

ALBINO, MAIA & SANTOS LIMITADA

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Chairman

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

OLIVEIRA HOLLAND B.V.

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Class A Director

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

Accepted as of the date hereof:

GOLDMAN, SACHS & CO. DEUTSCHE BANK SECURITIES INC.

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Edwin Roland
Name: Edwin Roland
Title: Managing Director

By:	/s/ Christopher Blum
Name: Christopher Blum
Title: Director

[Signature page to WireCo WorldGroup Inc. Purchase Agreement]

SCHEDULE I

Purchaser	Principal Amount of Securities to be Purchased
Goldman, Sachs & Co.	$99,750,000
Deutsche Bank Securities Inc.	$42,750,000
Stifel, Nicolaus & Company, Incorporated	$7,500,000

Total	$150,000,000.00

Schedule I-1

SCHEDULE II

(a)	Approved Supplemental Disclosure Documents: None

Schedule II-1

SCHEDULE III

PRICING SUPPLEMENT

Schedule III-1

ANNEX I

(1)	The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S, Rule 144A under the Act or pursuant to Paragraph 2 of this Annex I. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A) or pursuant to Paragraph 2 of this Annex I, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”

Terms used in this paragraph have the meanings given to them by Regulation S.

Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

(2)	Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

(3)	Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.’s express written consent and then only at its own risk and expense.

Annex I-1

ANNEX II

Pursuant to Section 8(b) of the Purchase Agreement, Wachtell, Lipton, Rosen & Katz shall furnish a written opinion to the Purchasers to the effect that:

(i)	Each of the Company and the Guarantors listed on Schedule A (the “Specified Guarantors”) has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of the State of Delaware;

(ii)	This Agreement has been duly authorized, executed and delivered by the Company and by each of the Specified Guarantors;

(iii)	The Securities and the Indenture conform in all material respects to the descriptions thereof in the Offering Circular;

(iv)	The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company and by each of the Specified Guarantors, and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and issued and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company and each of the Specified Guarantors, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture;

(v)	The Indenture has been duly authorized, executed and delivered by the Company and each of the Specified Guarantors and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding agreement of the Company and the Specified Guarantors, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(vi)	The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and by each of the Specified Guarantors, and (assuming the due authorization, execution and delivery thereof by the Initial Purchasers) constitutes a valid and legally binding agreement of the Company and the Specified Guarantors, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(vii)	The issue and sale of the Securities and the compliance by the Company and each of the Specified Guarantors with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in any violation of (a) the provisions of the Certificate of Incorporation or By-laws of the Company or of any of the Specified Guarantors, (b) any U.S. federal, State of New York or State of Delaware (with respect to corporate and limited liability company law matters only) statute, rule or regulation that is material to the Company and the Specified Guarantors, taken as a whole, and that such counsel have, in the exercise of customary professional diligence, recognized as applicable to such entity or to transactions of the type contemplated by this Agreement, or (c)(i) the Loan and Security Agreement, dated as of February 8, 2007, among WireCo WorldGroup Inc. (formerly known as

Annex II-1

Wire Rope Corporation of America, Inc., the surviving company of the merger with Closer Merger Sub Inc.), HSBC Business Credit (USA) Inc., as agent, and the other agents and lenders party thereto , as supplemented and amended, and (ii) the Credit Agreement, dated as of February 8, 2007, among WireCo WorldGroup Inc. (formerly known as Wire Rope Corporation of America, Inc., the surviving company of the merger with Closer Merger Sub Inc.), WireCo WorldGroup Limited (formerly known as WRCA (Cyprus) Holdings Ltd.), Canadian Imperial Bank of Commerce, as administrative agent, and the other agents and lenders party thereto (as supplemented and amended);

(viii)	No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body under any U.S. federal or State of New York law or pursuant to the General Corporation Law of the State of Delaware or the Limited Liability Company Act of the State of Delaware (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Securities will be offered or sold, as to which such counsel express no opinion) that such counsel have, in the exercise of customary professional diligence, recognized as applicable to the Company and the Specified Guarantors or to transactions of the type contemplated by this Agreement, is required for the issue and sale of the Securities or the consummation by the Company and the Specified Guarantors of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, except for such consents, approvals, authorizations, orders, registrations, filings or qualifications which may be required (i) under the Act, the Exchange Act or regulations thereunder in connection with the transactions contemplated by the Registration Rights Agreement; (ii) under federal securities laws or the rules and regulations of the FINRA in connection with the purchase and distribution of the Securities by the Initial Purchasers; (iii) under applicable state or foreign securities or Blue Sky laws; and (iv) for the qualification of the Indenture under the United States Trust Indenture Act of 1939 (the “Trust Indenture Act”) in connection with the transactions contemplated by the Registration Rights Agreement.

(ix)	The statements set forth in the Offering Circular under the captions “Description of Notes,” insofar as they purport to constitute a summary of the Indenture, fairly summarize in all material respects such document;

(x)	The discussion set forth in the section entitled “Certain US Federal Income Tax Considerations” in the Offering Circular, insofar as such discussion summarizes United States federal income tax law, is accurate in all material respects (subject to the exceptions, limitations and qualifications described herein and therein and subject to the assumptions and beliefs described herein and therein being true);

(xi)	Assuming the accuracy of the representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers in the Purchase Agreement, no registration of the Securities under the Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement;

Annex II-2

(xii)	The Company is not, and after giving effect to the offering and sale of the Securities to be issued and sold by the Company under this Agreement and the Indenture and the application of the net proceeds from such sale as described in the Offering Circular under the caption “Use of Proceeds,” will not be required to register as an “investment company,” as such term is defined in the Investment Company Act; and

(xiii)	Such counsel have no reason to believe that (A) the Pricing Disclosure Package, as of the Applicable Time (other than the financial statements and related notes thereto and the other financial or accounting information or data included or omitted therein, as to which such counsel express no belief), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (B) the Offering Circular and any further amendments or supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements therein and related notes thereto and the other financial or accounting information or data included or omitted therein, as to which such counsel express no belief) contained as of its date or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Annex II-3

ANNEX III

1.	Canada

2.	Cayman Islands

3.	Cyprus

4.	Germany

5.	Luxembourg

6.	Netherlands

7.	Portugal

Annex III-1

ANNEX IV

[Comfort Letter of KPMG LLP Attached]

Annex IV-1

ANNEX V

Pursuant to Section 8(d) of the Purchase Agreement, KPMG LLP shall furnish at the Time of Delivery a letter to the Purchasers to the effect that:

1.	We refer to our letter of June 7, 2011 relating to the Offering Circular of the Company for $150,000,000 aggregate principal amount of 9.5% Senior Notes due 2017. We reaffirm, as of the date hereof (and as though made on the date hereof), all statements made in the letter except that, for the purposes of this letter:

[    ]

2.	This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of securities covered by the Offering Circular, and it is not to be used, circulated, quoted, or otherwise referred to for any other purpose, including but not limited to the purchase and sale of securities, nor is it to be filed with or referred to in whole or in part in the Offering Circular or any other document, except that reference may be made to it in the list of closing documents pertaining to the offering of securities covered by the Offering Circular.

Annex V-1

ANNEX VI

[Comfort Letter of KPMG & Associados, SROC, S.A. Attached]

Annex VI-1

ATTACHMENT A

[Local Counsel Opinions]

Attachment A-1